EXETER FUND, INC.

                     SUPPLEMENT DATED MARCH 10, 2003, TO THE
        STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")DATED MAY 1, 2002


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH
THE  STATEMENT  OF  ADDITIONAL  INFORMATION.
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In  the  sub-section  of  the  SAI  entitled  "High Yield Bond Series" under the
Investment Restrictions section, non-fundamental investment restriction number 6 is hereby deleted and replaced by the following:

6. Under the Investment Company Act of 1940 and the rules and regulations thereunder, the Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Series. The Series' purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

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The  Statement  of  Additional  Information  is  hereby  amended  to reflect the addition  of  this  information.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE